AMERICAN GENERAL LIFE INSURANCE COMPANY

SEPARATE ACCOUNT D

WM STRATEGIC ASSET MANAGER

FLEXIBLE PAYMENT VARIABLE AND FIXED INDIVIDUAL DEFERRED ANNUITY CONTRACTS

SUPPLEMENT DATED JULY 5, 2000

TO

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2000

Effective on August 1, 2000, the WM Variable Trust ("Trust") will change the name of the Bond & Stock Fund to the "Equity Income Fund" ("Fund"). The Trust will also change the name of the Income Portfolio to the "Conservative Balanced Portfolio" ("Portfolio"). The Bond & Stock Fund and the Income Portfolio are the respective underlying investments for two investment options ("Divisions") available to you in your WM Strategic Asset Manager Contract ("Contract"), the Bond & Stock Fund Division and the Income Portfolio Division. As a result, as of August 1, 2000 all references in your Contract prospectus and statement of additional information to these two Divisions will refer to the Equity Income Fund Division and the Conservative Balanced Portfolio Division, respectively.

Also effective on August 1, 2000, the investment objectives for both the Fund and the Portfolio will change. You have been provided a supplement dated June 23, 2000 to the Trust prospectus which describes these changes.

If you buy your Contract between July 5, 2000 and August 1, 2000 you may wish to consider options available to you. For example, you can forego an allocation of your purchase payment to the Bond & Stock Fund Division or the Income Portfolio Division. On the other hand, if you do allocate any part of your purchase payment to either of these Divisions, you should keep in mind that the Divisions' names and investment objectives will automatically change on August 1, 2000.

If you bought your Contract before July 5, 2000 and any of your Contract value is allocated to the Bond & Stock Fund Division or the Income Portfolio Division, the investment objective of another Trust fund or portfolio, other than the Fund or the Portfolio, may better meet your individual investment circumstances. If this is the case you may wish to transfer the Contract value you have in the Bond & Stock Fund Division or the Income Portfolio Division to another Division available under the Contract.

These name changes may not be reflected, for a period of time, on our administrative systems or printed materials. For example, you may receive statements which still reflect the old Fund or Portfolio names, or their corresponding old Division names. Additionally, if you were to call our Annuity Administration Department to listen to automated information about your Contract, you may still hear the old Fund, Portfolio or Division names being used.